Premises and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
4. Premises and Equipment
Land	$ 3,857	$ 3,970
Buildings and improvements	18,359	18,804
Furniture and equipment	25,420	26,565
Construction in process	0	10
Total premises and equipment	47,636	49,349
Less accumulated depreciation	31,532	30,749
Total net premises and equipment	$ 16,104	$ 18,600